UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   August 31, 2004


                        Bio-Solutions International, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

    Nevada                             33-25126-D                85-0368333
------------------------------     --------------------  ----------------------
(State or other jurisdiction       (Commission           (IRS Employer
 of incorporation)                       File Number)       Identification No.)

1161 James Street, Hattiesburg, MS                               39402
-----------------------------------                    ------------------------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (601) 582-4000

                                      N/A
                    ----------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(C)under the Exchange Act (17 CFR 240.13e-4(c))




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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

         Not applicable.

Item 1.02 Termination of a Material Definitive Agreement.

         Not applicable.

Item 1.03 Bankruptcy or Receivership.

         Not applicable.


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

     Bio-Solutions International, Inc. (the "Company") has spun-out its formerly wholly-owned subsidiary, Bio-Solutions Franchise Corp. ("Franchise") to all of its stockholders of record as of July 20, 2004. The effective date of the spin-out was June 30, 2004. The spin-out was effectuated through a pro-rata distribution of 100% of the capital stock of Franchise. The distribution of the shares of capital stock of Franchise will be pro rata to such existing stockholders of the Company and left each existing stockholder of the Company with the same interest in assets and liabilities of the Company that each shareholder held prior to such distribution. The shares of Franchise capital stock so distributed are "restricted" securities and cannot be resold without registration under the Securities Act of 1933, as amended, unless an exemption from registration is available. Neither Franchise nor any class of its capital stock is registered under the Securities Exchange Act of 1934, as amended. There is no public market for the shares of capital stock of Franchise, nor will there be in the foreseeable future.

Item 2.02 Results of Operations and Financial Condition.

         Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         Not applicable

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

         Not applicable.


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Item 2.05 Costs Associated with Exit or Disposal Activities.

         Not applicable.

Item 2.06 Material Impairments.

         Not applicable.


Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued  Listing Rule or
          Standard: Transfer of Listing.

         Not applicable.

Item 3.02 Unregistered Sales of Equity Securities.

         Not applicable.

Item 3.03 Material Modification to Rights of Security Holders.

         Not applicable.


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         Not applicable.


Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

         Not applicable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Not applicable.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

         Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

         Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         Not applicable.


Section 6 - [Reserved]

         Not applicable


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

         Not applicable


Section 8 - Other Events

Item 8.01 Other Events.

         Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

                  Not applicable.

     (b)  Pro Forma Financial Information.

                  Not applicable.

     (c)  Exhibits.

                  Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        BIO-SOLUTIONS INTERNATIONAL, INC.
                                  (Registrant)


Date:  October 13, 2004           By: /s/ Louis H. Elwell, III
                                  ---------------------------------
                                  Louis H. Elwell, III, Chief Executive Officer